Intangible assets - product development	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Intangible assets – product development
20. Intangible assets – product development

All figures in £ millions	2023	2022
Cost

At 1 January	2,918	2,698

Exchange differences	(121)	235

Additions	300	357

Disposals and retirements	(550)	(191)

Disposal of businesses (note 31)	(29)	(186)

Transfers	(1)	5

At 31 December	2,517	2,918
Amortisation

At 1 January	(1,943)	(1,804)

Exchange differences	92	(174)

Charge for the year	(280)	(288)

Impairment	(4)	(15)

Disposals and retirements	550	191

Disposal of businesses (note 31)	14	147

Transfers	1	–

At 31 December	(1,570)	(1,943)

Carrying amounts at 31 December	947	975
Product development assets are amortised over their estimated useful economic lives. Product development assets relating to content are amortised over seven years or less, being an estimate of the expected operating lifecycle of the title, with a higher proportion of the amortisation taken in the earlier years. Product development assets relating to product platforms are amortised over ten years or less. Amortisation is included in the income statement in cost of goods sold.
Product development assets are assessed for impairment triggers on an annual basis or when triggering events occur. In 2023, of the £4m (2022: £15m) impairment charges, £nil (2022: £13m; 2021: £14m) have been recognised as a result of asset write-offs related to the major restructuring programme. The full annual impairment test showed that there is adequate headroom across all product development assets and accordingly no further impairment charges were recognised in 2023 (2022: £nil; 2021: £nil).